Exhibit 10.1

FORM OF ACCOUNTS RECEIVABLE ADVANCE AGREEMENT

This Accounts Receivable Advance Agreement (the “Agreement”) is made as of January 9, 2020, between CC FUNDING a division of CREDIT CASH NJ, LLC, a Delaware limited liability company with an operating office located at 505 Park Avenue, 6th Floor, New York, NY 10022(the “Lender”), and each of the following limited liability companies listed immediately below:

XpresSpa JFK Terminal 1, LLC, a New York limited liability company

XpresSpa S.F. International, LLC a New York limited liability company

XpresSpa at Term. 4 JFK, LLC a New York limited liability company

XpresSpa Pittsburgh A, LLC a New York limited liability company

XpresSpa Philadelphia Airport, LLC a New York limited liability company

Spa Products Import & Distribution Co., LLC a New York limited liability company

XpresSpa Las Vegas Airport, LLC a New York limited liability company

XpresSpa MSP Airport, LLC a New York limited liability company

XpresSpa LAX Airport, LLC a New York limited liability company

XpresSpa Salt Lake City, LLC a New York limited liability company

XpresSpa John Wayne Airport, LLC a New York limited liability company

XpresSpa Orlando, LLC a New York limited liability company

XpresSpa Washington Reagan, LLC a New York limited liability company

XpresSpa Houston Hobby, LLC a New York limited liability company

Each company having its chief operating office located at 780 Third Avenue, 12th Floor, New York, NY 10017 (individually and collectively, jointly and severally the “Borrower”).age

Preliminary Statements

(a)                The Borrower has requested that the Lender periodically make Advances (as defined below) to the Borrower. Each such Advance is to be secured by a security interest in favor of the Lender in, among other property, the Collateral, including but not limited to all of the Borrower’s existing and future accounts receivables and other rights to payment, including but not limited to, accounts receivable arising out of the Borrower’s acceptance or other use of any credit cards, charge cards, debit cards or similar forms of payments (“Credit Card Receivables” and collectively with all of the Borrower’s existing and future accounts receivables and other rights to payment, “Accounts Receivable”).

(b)                Each Advance is to be evidenced by a separate Advance Schedule (as defined below), which is to set forth the key economic terms applicable to the Advance. Each Advance Schedule is to be issued pursuant to and is to be subject to all terms and conditions set forth in this Agreement; it being understood that this Agreement is to act as a master agreement for all Advances and Advance Schedules, if any, outstanding at any time.

(c)                The Borrower has agreed to cause all or certain of its Accounts Receivable to be electronically remitted directly to the Collection Account (as defined below).

(d)                The Lender and the Borrower now desire to enter into this Agreement to memorialize their understanding regarding the Advances and the parties’ respective rights and obligations relating thereto.

NOW, THEREFORE, the parties agree as follows:

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1.       Advances and Advance Schedules.

(a)       Advances. The Lender may, in the exercise of its sole and absolute discretion, periodically advance monies to or for the benefit of the Borrower. Each such advance is referred to in herein as an “Advance,” and all such advances are collectively referred to herein as “Advances.”

(b)      Advance Schedules. If the Lender elects to make an Advance to the Borrower, the Borrower agrees to execute and deliver to the Lender an advance schedule in form and substance acceptable to Lender (each, an “Advance Schedule”). Each Advance Schedule shall be subject to all terms and conditions set forth in this Agreement and shall set forth, in addition to any other matters set forth therein, the following:

(i)       the “Advance Amount,” shall be the amount of funds agreed to by the Lender and the Borrower in the Advance Schedule which the Lender is to advance to or for the benefit of the Borrower under the Advance Schedule;

(ii)      the “Collection Amount,” shall be the amount of funds agreed to by the Lender and the Borrower in the Advance Schedule which the Borrower is to remit or cause to be remitted to the Lender with respect to the Advance described in the Advance Schedule (Note: the Collection Amount does not include any Reimbursable Expenses (as defined below) which the Borrower may owe the Lender with respect to the related Advance or otherwise);

(iii)     the “Collection Date,” shall be the date agreed to by the Lender and the Borrower in the Advance Schedule by which the Borrower is to cause the Collection Amount described in the Advance Schedule to be remitted in its entirety to the Lender;

(iv)     the “Collection Account,” shall be the deposit account into which the Borrower’s Accounts Receivable are to be deposited into, via electronic funds transfer; and

(v)      the “Collection Account Bank,” shall be the bank at which the Collection Account is maintained.

(c)       Discretionary Advances. In no event shall the Lender be obligated to make an Advance to the Borrower; it being understood that any election by the Lender to make an Advance to the Borrower may be exercised in the Lender’s sole and absolute discretion. Without limiting the generality the foregoing, the Lender’s election to make an Advance on one occasion shall not obligate the Lender to make an Advance on another occasion. Similarly, the absence of an Event of Default shall not obligate the Lender to make an Advance. Notwithstanding the foregoing, and without limiting any of Lender’s rights hereunder, upon Borrower’s loan balance being reduced to no more than thirty percent (30%) of the Advance Amount, and upon Borrower’s request, Lender may, in Lender’s sole business discretion, “re-load” the Advance Amount and loan additional monies to Borrower upon substantially the same terms and conditions set forth herein. Borrower understands that any “re-loads” would be made at the sole business discretion of Lender and be conditioned upon, among other things, Borrower’s payment history with Lender and Borrower’s financial condition, as determined by Lender.

2.       Repayment of Advances.

(a)       Borrower to Remit Collections to Collection Account. Borrower shall cause collections from Accounts Receivable to be remitted directly into the Collection Account, via electronic funds transfer. If the Borrower accepts credit cards, charge cards, debit cards or similar forms of payments, the Borrower represents and warrants to the Lender that all of the Borrower’s Credit Card Receivables are or will be processed by Card Connect whose principal place of business is 1000 Continental Drive, Suite 300, King of Prussia, PA 19406 (together with any subsequent successors or assigns, the “Processor”). The Borrower agrees to execute and deliver to the Lender, and to cause the Processor to execute and deliver to the Lender, a payment instruction agreement in form and substance reasonably acceptable to Lender (the “Payment Instruction Agreement”). The Payment Instruction Agreement is to provide that (i) the Processor is to periodically remit, via electronic funds transfer, to the Collection Account all of the Borrower’s Credit Card Receivables collected by the Processor (net of any discounts, fees and/or similar amounts payable to the Processor by the Borrower which the Processor is entitled to deduct from the proceeds of the Credit Card Receivables pursuant to the terms of the Processor Agreement (as defined below) and net of any charge-backs, offsets and/or other amounts which the Processor is entitled to deduct from the proceeds of the Borrower’s Credit Card Receivables pursuant to the terms of the Processor Agreement), and (ii) the Processor must continue transferring such funds until such time as the Lender gives the Processor written notice that (A) the Lender has received all Collection Amounts for all Advances then outstanding, and (B) there are no Reimbursable Expenses (each as defined below) or other fees or charges then outstanding. If requested by the Borrower in writing, the Lender agrees to give the foregoing notice to the Processor if the conditions described in the preceding clauses (A) and (B) have each been satisfied.

(b)       Collection Account Bank to Remit Collections to Lender; Lender to Remit Portion to Borrower. The Borrower agrees to execute and deliver a control agreement or similar agreement among the Borrower, the Lender and the Collection Account Bank (the “Control Agreement”) whereby, among other things, the Lender shall be deemed to have “control” of the Collection Account and all funds at any time deposited therein for purposes of UCC § 9-104(a)(2) or (3), as the Lender so elects. The Control Agreement also is to provide that the Collection Account Bank is to periodically remit, via electronic funds transfer, all funds on deposit in the Collection Account to a bank account designated by the Lender (the “Lender Account”). Insofar as funds on deposit in the Collection Account are remitted to the Lender Account, the Lender will retain a fixed amount each banking day (which amount will be doubled the day after a banking holiday) to credit to the Collection Amount, in an amount as set forth in each respective Advance Schedule (the “Fixed Daily Payment”) until the cash payments applied by the Lender equal to the Collection Amount (plus all Reimbursable Expenses and all other fees and charges due under this Agreement) and remit to Borrower, via electronic funds transfer to a bank account designated by the Borrower in a writing delivered to the Lender, the balance of all such funds in the Lender Account; provided, however, that if the Lender, in the exercise of its commercially reasonable judgment acting as a prudent lender, based on the circumstances of the Borrower then in effect, has reason to believe that it is insecure at any time in the timely payment of the Collection Amount on the basis of the then current Fixed Daily Payment, regardless of whether an Event of Default has occurred, Borrower agrees that the Lender may increase the Fixed Daily Payment from time to time to assure timely payment of the Collection Amount.

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(c)         In the event Borrower does not maintain sufficient balances in the Collection Account for Lender to retain the Fixed Daily Payment, Borrower will be subject to a five percent (5%) late fee for the amount of any deficiency, which would be added to the Collection Amount and automatically retained from the next daily payment.

(d)        Borrower Authorizes Lender to Initiate Debit Payments From any Collection Account. In the event Borrower does not maintain sufficient balances in the Collection Account for Lender to retain the Fixed Daily Payment or upon the occurrence of an Event of Default, Borrower hereby irrevocably authorizes Lender to automatically initiate automated clearing house (“ACH”) transfers from any bank deposit account of Borrower on file with Lender, each of which shall be deemed to be a Collection Account, in such amounts as is provided in this Agreement. The ACH debits shall continue, at Lender’s option, until (i) monies are deposited into the Lender Account in an amount sufficient to retain the Fixed Daily Payment (plus all past due amounts, Reimbursable Expenses and all other fees and charges due under this Agreement), (ii) the Event(s) of Default shall have been cured, or (iii) the cash payments received by the Lender equal the Collection Amount (plus all Reimbursable Expenses and all other fees and charges due under this Agreement).

(e)        Monthly True-Up. Intentionally omitted.

(f)         Collection Amount Not Received by Collection Date. If the Collection Amount specified in an Advance Schedule is not received by the Lender by the Collection Date specified in the Advance Schedule, or if any other Event of Default exists, the Borrower shall immediately pay to the Lender the balance of the Collection Amount that has not yet been remitted to and received by the Lender. Notwithstanding the Lender’s right to demand the immediate payment of all outstanding obligations hereunder on the Collection Date, in the event Borrower’s obligation to pay the Collection Amount (plus Reimbursable Expenses and all other fees and charges due hereunder and under the related Agreements) is not satisfied on or before the Collection Date, and provided Borrower is not otherwise in default of this Agreement, in lieu of increasing the Fixed Daily Payment, the Lender may, at the Lender’s option, continue to apply the specified Fixed Daily Payment to the obligations of the Borrower hereunder. In consideration of the Lender extending the Collection Date, Borrower hereby understands and agrees that Borrower shall pay to the Lender an extension fee equal to two percent (2%) of the highest outstanding balance of Borrower’s obligations to Lender for each 30 day period (or part thereof) after the Collection Date. The extension fee would automatically be charged to Borrower’s account on the 1st day after the Collection Date and each 30 days thereafter. Borrower further understands and agrees that if any event or condition specified in the first sentence of this Section 2(f) exists, the Lender may, in Lender’s reasonable business discretion, increase the Fixed Daily Payment to 100% of the funds received into the Collection Account and, as such, recover from the Collection Account and/or retain in the Lender Account all amounts due the Lender under this Agreement and/or any Related Agreements (as defined below).

3.       Security Interest.

3.1       Grant of Security Interest. As security for the prompt performance, observance and payment in full of all obligations of Borrower to Lender hereunder, Borrower hereby pledges, assigns, transfers and grants to Lender a security interest in, and continuing lien upon, and right of setoff against the following property, whether such property or the Borrower’s right, title or interest therein or thereto is now owned or existing or hereafter acquired or arising: (a) all Accounts, including, without limitation, all Credit Card Receivables; (b) all other payment rights arising out of the provision of goods or services by the Borrower; (c) the Collection Account; (d) all rights to receive payments from the Processor and all other rights arising out of or otherwise relating to the Processor Agreement; (e) Chattel Paper, including Electronic Chattel Paper and tangible Chattel Paper; (f) Commercial Tort Claims; (g) Documents; (h) Equipment, machinery, furniture, furnishings and fixtures and all parts, tools, accessories and Accessions; (i) Fixtures; (j) General Intangibles, including but not limited to patents, trademarks and tradenames and the goodwill and inherent value associated therewith, tax refunds, customer lists, insurance claims and goodwill of Borrower; (k) Goods; (l) Instruments; (m) Inventory, merchandise, materials, whether raw, work in progress or finished goods, packaging and shipping materials and all other tangible property held for sale or lease; (n) Investment Property; (o) Payment Intangibles; (p) Proceeds, including Cash Proceeds and Non-Cash Proceeds, and proceeds of any insurance policies covering any of the Collateral; (q) Promissory Notes; (r) Records, including all books, records and other property at any time evidencing or relating to any of the foregoing, and all electronic means of storing such Records; (s) to the extent not otherwise included above, all collateral support and Supporting Obligations relating to any of the foregoing; and (t) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing (collectively, the “Collateral”). All capitalized terms in this description that are not otherwise defined shall have the meanings given to them under the UCC. The Borrower also unconditionally and irrevocably assigns to Lender and grants to Lender a security interest in and to all its present and future right, title and interest to receive monies under all present and future Processor Agreements (as hereinafter defined), all other agreements with Processors, agents, independent sales organizations (ISO’s) and all other persons, all of which shall be deemed to be part of the Collateral. In addition to the foregoing, the security interest in the Collateral secures the payment and performance of all existing and future obligations of any nature whatsoever of the Borrower to the Lender, including, without limitation, the Borrower’s obligation to pay all Collection Amounts, fees, and Reimbursable Expenses owing at any time under this Agreement and/or any Related Agreements. The term “Borrower,” as used in this Section 3, and for purposes of identifying the debtor(s) granting the security interest in this Section 3, shall mean the Borrower in its own capacity and as agent for each Borrower Affiliate (as defined below).

3.2.       Authorization to File Financing Statements. Borrower hereby authorizes Lender to execute and/or file UCC financing statements (including amendments) in order to perfect the security interests granted to Lender under this Agreement, the Related Agreements or otherwise.

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4.       Control of Collection Account; No Change in Processor.

(a)        In addition to the matters described in Section 2(b) above, the Control Agreement is also to provide that the Lender’s security interest in the Collection Account is to be perfected by control for purposes of UCC §9-104(a)(2).

(b)       Borrower covenants and agrees that from the date of execution of this Agreement until all obligations have been fully paid and any commitments of the Lender to the Borrower have been terminated, the Borrower will not, without the Lender’s prior written consent amend or terminate the Processor Agreement, or enter into any contractual relationship with any other processor for the maintenance, servicing or discounting of the Borrower’s Credit Card Receivables. Borrower further agrees that in the event Lender does not receive the daily information or access to information from Processor and/or Processor’s system, as provided for in this Agreement, Lender in addition to all other rights and remedies it has, may require in its sole discretion, that Borrower move to another Processor of Lender’s choosing.

5.       Representations and Warranties. The Borrower represents and warrants to the Lender as follows: (a) all of the information provided by the Borrower to the Lender pursuant to this Agreement or otherwise is true, correct and complete in all respects; (b) the Borrower has full power and authority to enter into this Agreement and any Related Agreements and to perform its obligations hereunder and thereunder; (c) if the Borrower is an entity, (i) the Borrower is duly organized , validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) the Borrower has full organizational power and authority to enter into this Agreement and any Related Agreements and to pay and perform its obligations hereunder and thereunder; (d) the Borrower is duly qualified to do business in each jurisdiction in which it conducts its business; (e) this Agreement is the legal and valid obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (f) the Borrower is solvent, has not made an assignment for the benefit of creditors or filed in any court, pursuant to any statute of the United States or any state, a petition for bankruptcy or insolvency, or filed for reorganization or for the appointment of a receiver or trustee of all or a material portion of its property, and the Borrower does not have reason to believe any involuntary bankruptcy action or order will be filed with respect to the Borrower; (g) all amounts are due with respect to all Accounts Receivable are due in United States Dollars; (h) any taxes or fees relating to any Accounts Receivable or goods or services sold by the Borrower are solely the Borrower’s responsibility; (i) the historical Accounts Receivable data provided by the Borrower to the Lender does not represent sales to any subsidiary, equity holder or other affiliate; (j) the Lender will have a perfected security interest in the Collateral; (k) the Borrower has provided to the Lender a copy of all its processor or similar agreements with the Processor (collectively, and as amended or otherwise modified from time to time, the “Processor Agreement”); and (l) if applicable, the Borrower, any shareholder/owner, principal or officer of the Borrower nor any guarantor of the Borrower’s obligations hereunder has been or currently is on any processor’s Terminated Borrower File (“TMF”) or similar file or list, commonly known and referred to as the MATCH list or BLACKLIST.

6.       Covenants.

6.1.       The Borrower agrees as follows: (a) to conduct its business and use all Advances in the ordinary course of its business and consistent with its past practices; (b) to exclusively use the Processor to process all of its charge card, credit card, gift cards and debit card transactions which give rise to Credit Card Receivables; (c) not to take any action to discourage the use of charge cards, credit cards or debit cards or to permit any event to occur which could have an adverse effect on the use, acceptance or authorization of charge cards, credit cards or debit cards for the purchase of the Borrower’s services and products; (d) not to change its arrangements with Processor without obtaining the prior written consent of the Lender; (e) not to permit any event to occur that could cause a diversion of any of the Borrower’s charge card, credit card, gift card or debit card transactions to another charge, credit or debit card processor or to another charge, credit or debit card network or association; (f) to comply with all of the terms and conditions imposed by the Processor and/or any applicable charge, credit or debit card network, association or bank; (g) to provide the Lender with at least 10 days prior written notice of any event which would cause any of the information provided by the Borrower to the Lender in this Agreement or otherwise to be untrue, incorrect or incomplete in any respect; (h) to provide the Lender with at least 30 days prior written notice of the partial or full closing of any of Borrower’s locations; (i) not to grant any lien on, security interest in or pledge any of its assets without the prior written consent of Credit Cash, or sell, assign transfer, or otherwise dispose of, any Accounts Receivable or other Collateral existing or arising on or after the date of this Agreement; (j) to comply with all laws, rules and regulations applicable to the Borrower including, if applicable, all of the terms and conditions imposed by the Processor and/or any applicable charge, credit or debit card network, association or bank; (k) to permit the Lender and persons designated by the Lender to inspect and copy all books and records (electronic or otherwise) of the Borrower, including, without limitation, all such books and records relating to the Collateral; (l) if applicable, to immediately inform Lender if Borrower, any shareholder/owner, principal or officer of the Borrower or any guarantor of the Borrower’s obligations hereunder has knowledge that any such person is put on or is associated in any way to any Processor TMF list or MACH list or similar file or list; and (m) not to sell, assign, transfer, pledge or otherwise dispose of more than ten percent (10%) of the issued and outstanding shares of common stock or other evidence of ownership of Borrower or sell, assign, transfer, pledge or otherwise dispose of a substantial portion of Borrower’s business or assets. In addition, the Borrower covenants and agrees that each Account Receivable will (x) be based upon a bona fide sale and delivery of inventory or rendition of services made by the Borrower in the ordinary course of its business, and (y) represent a payment obligation for goods or services accepted by the Borrower’s customer and with respect to which such customer is obligated to pay the full amount and without dispute, claim, offset, defense, deduction, rejection, recoupment, counterclaim or otherwise.

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6.2       Without Lender’s prior written consent, for as long as there is any outstanding balance or other obligations owing to Lender, Merchant shall not directly or indirectly solicit or contract for another business funding program (for avoidance of doubt, payments or credits solicited, received or to be received by Borrower from a merchant processor for changing to such merchant processor’s platform, shall not be deemed to be solicitation by Borrower of a business funding program for purposes of this section) that (i) would result in a priority interest or lien against the any of the Collateral that supersedes Lender’s position or (ii) in any way could reasonably be expected to compromise the collection of the Collection Amount and Reimbursable Expenses hereunder and under each Advance Schedule. Specifically, Merchant hereby agrees and acknowledges that it shall not pledge, or sell any of the Collateral (including but not limited to now owned or hereafter created accounts receivable and Credit Card Receivables), now or in the future, to any person or entity, including but not limited to any provider of small business loans or cash advances, other than to Lender and its agents, affiliates, assigns, and designees.

7.          Loan Proceeds for Ordinary Business Use Only. Any Advance at any time received by the Borrower from Lender shall not be used directly or indirectly other than in the Borrower’s business; Borrower shall not, directly or indirectly, make any loan to, or pay any claim other than for current remuneration or current reimbursable expense payable to any person controlling, controlled by or under common control with the Borrower, and Borrower shall, on demand, obtain and deliver to Lender subordinations in form and substance satisfactory to Lender of all claims of controlling and controlled persons consistent with the foregoing.

8.          Credit Investigation; Inspection Rights. The Borrower irrevocably authorizes the Lender and its agents: (a) to investigate any references or any other information provided by the Borrower or obtained from or about the Borrower for purposes of this Agreement or any Related Agreements; (b) to obtain any information from the Processor regarding the Borrower, including, without limitation, any information relating to the Credit Card Receivables; (c) if the Lender so elects, to contact and obtain any information from any account debtors or other persons liable for or involved in the payment, collection, processing or any other aspect of the Borrower’s Accounts Receivable and/or the collection or payment thereof.

9.          Borrower’s Use of Trade Names; Borrower Affiliates. If the Borrower’s Accounts Receivable are payable to the Borrower under one or more trade names, fictitious names, assumed names or other designations (collectively, “Trade Names”), upon the occurrence and during the continuance of a Default or Event of Default, the Borrower authorizes the Processor and, to the extent applicable, the Collection Account Bank and the Lender to receive and retain, to the extent provided herein or in any Related Agreements, all Accounts Receivable owing to the Borrower under any Trade Names. Similarly, if any financial information, historical data or other information provided by the Borrower to the Lender relates to any credit card or debit card receivables or the like owing or otherwise payable to any affiliates of the Borrower (each, a “Borrower Affiliate”), (a) the Borrower represents and warrants to the Lender that each such Borrower Affiliate has authorized the Borrower, as the Borrower Affiliate’s agent, to take all action described in or contemplated by this Agreement or any Related Agreements with respect to such Borrower Affiliate’s receivables, including, without limitation, the granting of the security interest in the Borrower Affiliate’s assets described in Section 3 above, and (b) unless the context clearly requires otherwise, all references in this Agreement or any Related Agreements to “Borrower” shall be deemed to refer to the Borrower on its own behalf and as agent for all Borrower Affiliates.

10.        Events of Default. The occurrence of any of the following actions shall constitute an “Event of Default” under this Agreement: (a) the Borrower fails to pay, perform or observe any obligation of the Borrower to the Lender, including, without limitation, the Borrower fails to pay any Collection Amounts, fees or Reimbursable Expenses owing to the Lender; (b) if collections into the Lender Account are insufficient to retain the Fixed Daily Payment on two (2) days in any thirty (30) day period; (c) any representation or warranty made at any time by the Borrower to the Lender, or any information regarding the Borrower supplied at any time by the Borrower to the Lender regarding the Borrower or its business, shall prove to be false or misleading in any material respect; (d) any bankruptcy or other insolvency action shall be filed by or against the Borrower or any receiver shall be appointed; (e) the Borrower violates any provisions of this Agreement and the Related Agreements, including but not limited to, the Payment Instruction Agreement and the Processor Agreement, or the Borrower utilizes any person other than the Processor to process any credit card, charge card or debit card receivables; (f) any material adverse change occurs in the economic condition or prospects of the Borrower, including but not limited to, Borrower’s default under any third party agreements, including real estate leases, equipment leases or any other financing agreements; or (g) the Lender, in the exercise of its commercially reasonable judgment acting in good faith as a prudent lender, based on the circumstances of the Borrower then in effect, has reason to believe that it is insecure.

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11.        Remedies. Upon the occurrence of an Event of Default, the Lender (a) shall be entitled to exercise all rights and remedies specified in this Agreement and/or any of the Related Agreements, including, but not limited to, increasing the Fixed Daily Payments in such amount as Lender deems reasonable as a result of such default and/or initiating ACH debits to one or more Borrower bank deposit accounts as provided in Section 2(d) above, (b) shall be entitled to assess, in addition to all other rights, remedies and fees, a Default Rate of interest on all outstanding obligations of the Borrower at the default rate of 18% per annum (the "Default Rate") and such default interest shall be payable on demand. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be computed on the daily outstanding balance of Borrower’s obligations for each day Borrower remains in default or until all obligations are paid in full, whichever is earlier; (c) shall have all rights and remedies of a secured party upon default under the UCC, and (d) shall be entitled to exercise all other rights available to it at law or in equity. All rights and remedies of the Lender shall be cumulative, and no failure or delay in exercising any right or remedy by the Lender shall preclude the Lender from exercising the same or any other right or remedy.

12.        Reimbursable Expenses. The Borrower agrees to reimburse the Lender on demand for the following (collectively, “Reimbursable Expenses”): (a) all reasonable out-of-pocket costs and expenses incurred at any time by the Lender in connection with any due diligence and/or credit investigation of the Borrower; (b) reasonable internal documentation fees and external attorney’s fees and expenses incurred with respect to the negotiation, preparation, consummation, administration and/or any amendment of this Agreement and any other agreements between the Borrower and the Lender, including, without limitation, any guaranty of all or any portion of the Borrower’s obligations to the Lender, which internal fees shall be reasonably determined by the Lender based upon the time expended in conducting any of the foregoing matters; (c) any review or verification of the Borrower’s Accounts Receivable, any public records searches and the filing or other recordation of any Uniform Commercial Code financing statements or other documents necessary or, in the Lender’s judgment, desirable to perfect or preserve the security interest and other rights or remedies granted or available to the Lender under this Agreement; (d) a service charge of $50.00 for each federal wire transfer initiated by or on behalf of the Lender to or for the benefit of the Borrower or at Borrower’s option, $10.00 for each Automated Clearing House (“ACH”) transfer initiated by or on behalf of the Lender to or for the benefit of the Borrower; (e) a service charge for disbursements made to third parties in an amount equal to 15% of the amount for each check issued by the Lender to the Borrower or to a third party for or on behalf of the Borrower’s account; and (f) so long as any Event of Default is in effect, all costs and expenses incurred by the Lender to enforce any of its rights and remedies under this Agreement and any Related Agreements, including, without limitation, all internal and external attorneys’ fees and expenses and all experts’ and advisors’ fees and expenses incurred by the Lender in connection therewith. In furtherance thereof, Borrower hereby authorizes Lender to retain monies from the Lender Account for the payment of any and all Reimbursable Expenses.

13.        Indemnification. The Borrower agrees to indemnify, defend and hold harmless the Lender and its equity holders, officers, managers, employees and agents from and against any damages, claims, liabilities, costs, expenses and/or other losses, including, without limitation, attorney’s fees and court costs, arising out of or otherwise relating in any respect to this Agreement and/or any Related Agreements, the transactions contemplated hereby and/or the exercise or enforcement of any rights of the Lender in connection therewith, except insofar as any such indemnified losses arise out of the gross negligence or willful misconduct of an indemnified party. This Section shall survive any termination of this Agreement.

14.       Power of Attorney. The Borrower irrevocably designates, makes, constitutes and appoints the Lender, and all persons designated by the Lender, as the Borrower’s true and lawful attorney and agent-in-fact (such power of attorney and agency being coupled with an interest and therefore irrevocable until all of the Borrower’s obligations to the Lender have been satisfied), and the Lender, and any persons designated by the Lender, may, at any time, (a) receive payments relating to the Collateral in the Borrower’s name and endorse the Borrower’s name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of any Collateral which come into the possession of the Lender or its agents or under the Lender’s or its agents’ control, and (b) at any time an Event of Default exists, (i) to the extent the Collateral consists of Accounts Receivable, enforce payment of the accounts by legal proceedings or otherwise and generally exercise all of the Borrower’s rights and remedies with respect to the collection of the accounts, (ii) settle, adjust, compromise, discharge or release any accounts or other Collateral or any legal proceedings brought to collect any of the accounts or other Collateral, (iii) sell or otherwise transfer any Collateral upon such terms, for such amounts and at such time or times as the Lender deems advisable, (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral, (v) prepare, file and sign the Borrower’s name to a proof of claim in bankruptcy or similar document against any account debtor, (vi) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to accounts and any other Collateral and to which the Borrower has access, and (vii) do all other acts and things necessary, in the Lender’s determination, to fulfill the Borrower’s obligations under this Agreement and the Related Agreements.

15.        Miscellaneous Definitions. The following terms have the following meanings in this Agreement (capitalized terms defined in this Section, or elsewhere in this Agreement, in the singular are to have a corresponding meaning when used in the plural, and vice versa):

(a)        “Related Agreements” means the Control Agreement, the Payment Instruction Agreement, all Advance Schedules, the Supplemental ACH Authorization and all other agreements to which the Lender and the Borrower are parties from time to time, as any of the foregoing may be amended or otherwise modified from time to time.

(b)        “UCC” means Article 9 of the Uniform Commercial Code as in effect in the State of New Jersey from time to time.

Page 6 of 10	Borrower’s initials:

16.        JOINT AND SEVERAL OBLIGATIONS

16.1. Borrowers is defined collectively to include all Persons constituting the Borrowers; provided, however, that any references herein to "any Borrower", "each Borrower" or similar references, shall be construed as a reference to each individual Person comprising the Borrowers. Each Person comprising Borrowers shall be jointly and severally liable for all of the obligations of Borrowers under this Agreement regardless of which of the Borrowers actually receives the proceeds of the indebtedness governed hereby or the benefit of any other extensions of credit hereunder or the benefit of any other extension of credit under the Loan Documents, or the manner in which the Borrowers or the Lender account therefor in their respective books and records. In addition, each entity comprising Borrowers hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon and measured and enforceable individually against each Person comprising Borrowers as well as all such Persons when taken together. By way of illustration, but without limiting the generality of the foregoing, the terms of Section 10 of this Agreement are to be applied to each individual Person comprising the Borrowers (as well as to all such Persons taken as a whole), such that the occurrence of any of the events described in Section 10 of this Agreement as to any Person comprising the Borrowers shall constitute an Event of Default even if such event has not occurred as to any other Persons comprising the Borrowers or as to all such Persons taken as a whole (except as otherwise expressly provided therein).

16.2. Each Borrower acknowledges that it will enjoy significant benefits from the business conducted by the other Borrowers because of, inter alia, their combined ability to bargain with other Persons including without limitation their ability to receive the credit extensions under this Agreement and the other Loan Documents on favorable terms granted by this Agreement and other Loan Documents which would not have been available to an individual Borrower acting alone. Each Borrower has determined that it is in its best interest to procure the credit facilities contemplated hereunder, with the credit support of the other Borrowers as contemplated by this Agreement and the other Loan Documents.

16.3. Lender has advised the Borrowers that it is unwilling to enter into this Agreement and the other Loan Documents and make available the credit facilities extended hereby to any Borrower unless each Borrower agrees, among other things, to be jointly and severally liable for the due and proper payment of the Obligations of each other Borrower under this Agreement and the other Loan Documents. Each Borrower has determined that it is in its best interest and in pursuit of its purposes that it so induce the Lender to extend credit pursuant to this Agreement and the other documents executed in connection herewith (i) because of the desirability to each Borrower of the credit facilities hereunder and the interest rates and the modes of borrowing available hereunder, (ii) because each Borrower requires access to funds under this Agreement for the purposes herein set forth. Each Borrower, individually, expressly understands, agrees and acknowledges, that the credit facilities contemplated hereunder would not be made available on the terms herein in the absence of the collective credit of all of the Persons constituting the Borrowers, the joint and several liability of all such Persons, and the cross-collateralization of the collateral of all such Persons hereunder and under the Loan Documents. Accordingly, each Borrower individually acknowledges that the benefit to each of the Persons comprising the Borrowers as a whole constitutes reasonably equivalent value, regardless of the amount of the indebtedness actually borrowed by, advanced to, or the amount of credit provided to, or the amount of collateral provided by, any individual Borrower.

16.4. To the extent that applicable law otherwise would render the full amount of the joint and several obligations of any Borrower hereunder and under the other Loan Documents invalid or unenforceable, such Borrower's obligations hereunder and under the other Loan Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability; provided, however, that each Borrower's obligations hereunder and under the other Loan Documents shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this Section were not a part of this Agreement.

16.5. To the extent that any Borrower shall make a payment under this Section of all or any of the Obligations (other than credit facilities made to that Borrower for which it is primarily liable) (a "Joint Liability Payment") which, taking into account all other Joint Liability Payments then previously or concurrently made by any other Borrower, exceeds the amount which such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Joint Liability Payments in the same proportion that such Borrower's Allocable Amount (as defined below) (as determined immediately prior to such Joint Liability Payments) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Joint Liability Payments, then, following indefeasible payment in full in cash of the Obligations and termination of the commitments, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Joint Liability Payments. As of any date of determination, the "Allocable Amount" of any Borrower shall be equal to the maximum amount of the claim which could then be recovered from such Borrower under this Section without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

16.6. Lender is authorized, without notice or demand and without affecting the liability of any Borrower hereunder, to, at any time and from time to time, (i) renew, extend or otherwise increase the time for payment of the Obligations; (ii) with the written agreement of any Borrower accelerate or otherwise change the terms relating to the Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by any Borrower and delivered to Lender; (iii) accept partial payments of the Obligations; (iv) take and hold security or collateral for the payment of the Obligations or for the payment of any guarantees of the Obligations and exchange, enforce, waive and release any such security or collateral; (v) apply such security or collateral and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; and (vi) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of any Borrower. Except as specifically provided in this Agreement or any of the other Loan Documents, Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from any Borrower or any other source, and such determination shall be binding on all Borrowers. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations as Lender shall determine in its sole discretion without affecting the validity or enforceability of the Obligations of any other Borrower.

Page 7 of 10	Borrower’s initials:

16.7. Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect the Obligations from any obligor or other action to enforce the same; (ii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Lender; (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations; or (iv) any other circumstance other than payment in full of the Obligations which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

16.8. Until all Obligations have been paid and satisfied in full, no payment made by or for the account of a Borrower including, without limitation, (i) a payment made by such Borrower on behalf of the liabilities of any other Borrower, or (ii) a payment made by any other person under any guarantee, shall entitle such Borrower, by subrogation or otherwise, to any payment from any other Borrower or from or out of any other Borrower's property and such Borrower shall not exercise any right or remedy against any other Borrower or any property of any other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

16.9. Any notice given by one Borrower hereunder shall constitute and be deemed to be notice given by all Borrowers, jointly and severally. Notice given by Lender to any one Borrower hereunder or pursuant to any Loan Documents in accordance with the terms hereof or thereof shall constitute notice to each and every Borrower. The knowledge of one Borrower shall be imputed to all Borrowers and any consent by one Borrower shall constitute the consent of and shall bind all Borrowers.

16.10. This Section is intended only to define the relative rights of Borrowers and nothing set forth in this Section is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement or any other Loan Documents. Nothing contained in this Section shall limit the liability of any Borrower to pay the credit facilities made directly or indirectly to that Borrower and accrued interest, fees and expenses with respect thereto for which such Borrower shall be primarily liable.

16.11. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of each Borrower to which such contribution and indemnification is owing. The rights of any indemnifying Borrower against the other Borrowers under this Section shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the credit facilities hereunder.

16.12. Each Borrower, as joint and several primary obligor of the Obligations directly incurred by any other Borrower authorizes Lender, without giving notice to such Borrower or to any other Borrower or obtaining such Borrower's consent or any other Borrower's consent and without affecting the liability of such Borrower for the Obligations directly incurred by another Borrower, from time to time to exercise any right afforded Lender under the Loan Documents including without limit the exercise of any remedy afforded Lender under Section 11 hereof:

16.13. Each Borrower, as a primary, joint and several obligor with respect to the Obligations directly incurred by any other Borrower waives each and every defense which it has waived hereunder as a Borrower in its own right and any defense available to a surety under applicable law.

16.14. Each Borrower further agrees that its obligations hereunder shall not be impaired in any manner whatsoever by any bankruptcy, extensions, moratoria or other relief granted to any other Borrower pursuant to any statute presently in force or hereafter enacted.

16.15. Each Borrower authorizes Lender to exercise, in its sole discretion, any right, remedy or combination thereof which may then be available to Lender, since it is such Borrower's intent that the Obligations be absolute, independent and unconditional obligations of such Borrower under all circumstances. Notwithstanding any foreclosure on any Collateral with respect to any or all of any property securing the Obligations, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Borrower shall remain bound by this Agreement until all Obligations incurred by any other Borrower are satisfied in full.

16.16. This Agreement is a primary and original obligation of each of the Borrowers and each of the Borrowers shall be liable for all existing and future Obligations of any other Borrower as fully as if such Obligations were directly incurred by such Borrower.

17.       Miscellaneous.

(a)         Entire Agreement; Waiver. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof, and supersedes any prior agreements or understandings. This Agreement can be changed only by a writing signed by all parties. The failure or delay of the Lender in exercising any right hereunder will not constitute a waiver thereof or bar the Lender from exercising any of its rights at any time.

Page 8 of 10	Borrower’s initials:

(b)        One General Obligation; Cross Collateral. The Borrower understands and agrees that all loans and advances by Lender to Borrower under this Agreement, all Advance Schedules and the other Related Agreements, constitute one loan, and all indebtedness and obligations of Borrower to Lender under this Agreement and all Advance Schedules, present and future, constitute one general obligation secured by the Collateral and security held and to be held by Lender hereunder and by virtue of all other agreements between Borrower (and all guarantors) and Lender now and hereafter existing, including the Related Agreements. If more than one Borrower, each Borrower shall be jointly and severally liable for payment of all of the obligations hereunder, the Related Agreements and under any other agreement between Lender and any Borrower. It is distinctly understood and agreed that all of the rights of Lender contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other agreements, present and future, between the Lender and Borrower, including the related Agreements.

(c)         Interest Rate “Savings Clause”. Notwithstanding anything to the contrary in this Agreement, (i) all agreements and communications between the Borrower and the Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest under this Agreement, the interest contracted for, charged or received by the Lender shall never exceed the maximum lawful rate or amount, (ii) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated, and spread over the full amount and term of all principal indebtedness of the Borrower to the Lender, and (iii) if through any contingency or event, the Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of the Borrower to the Lender, or if there is no such indebtedness, shall immediately be returned to the Borrower.

(d)        Governing Law; Consent to Forum. This Agreement shall be governed by the laws of the State of New Jersey without giving effect to any choice of law rules thereof. As part of the consideration for new value this day received, the Borrower consents to the jurisdiction of any state court located within Bergen County, New Jersey or any federal court located in Bergen County, New Jersey (collectively, the “Chosen Forum”), and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower at its most recent address as reflected in the Lender’s records, and service so made shall be deemed to be completed upon delivery thereto. The Borrower waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue. The Borrower further agrees not to assert against the Lender (except by way of a defense or counterclaim in a proceeding initiated by the Lender) any claim or other assertion of liability relating to any of this Agreement, any of the Related Agreements, the Collateral or the Lender’s actions or inactions in respect of any of the foregoing in any jurisdiction other than the Chosen Forum. Nothing in this Agreement shall affect the Lender’s right to bring any action or proceeding relating to this Agreement or the Related Agreements against the Borrower or its properties in courts of other jurisdictions.

(e)        Waiver of Jury Trial; Limitation on Damages. To the fullest extent permitted by law, and as separately bargained-for consideration to the Lender, the Borrower waives any right to trial by jury (which the Lender also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or otherwise relating to any of this Agreement, the Related Agreements, the Collateral or the Lender’s actions or inactions in respect of any of the foregoing. To the fullest extent permitted by law, and as separately bargained-for consideration to the Lender, the Borrower also waives any right it may have at any time to claim or recover in any litigation or other dispute involving the Lender, whether the underlying claim or dispute sounds in contract, tort or otherwise, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower acknowledges that the Lender is relying upon and would not enter into the transactions described in this Agreement on the terms and conditions set forth herein but for the Borrower’s waivers and agreements under this Section.

(f)         General Waivers by Borrower. Except as otherwise expressly provided for in this Agreement, the Borrower waives: (i) presentment, protest, demand for payment, notice of dishonor demand and protest and notice of presentment, default, notice of nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which the Borrower may in any way be liable and ratifies and confirms whatever the Lender may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing the Lender to exercise any of the Lender’s remedies, including the issuance of an immediate writ of possession; (iii) the benefit of all valuation, appraisement and exemption laws; and (iv) any and all other notices, demands and consents in connection with the delivery, acceptance, performance, default or enforcement of this Agreement or any of the Related Agreements and/or any of the Lender’s rights in respect of the Collateral. The Borrower also waives any right of setoff or similar right the Borrower may at any time have against the Lender as a defense to the payment or performance of the Borrower’s obligations to the Lender under this Agreement or any of the Related Agreements. If the Borrower now or hereafter has any claim against the Lender giving rise to any such right of setoff or similar right, the Borrower agrees not to assert such claim as a defense or right of setoff with respect to the Borrower’s obligations under this Agreement or any Related Agreements, and to instead assert any such claim, if the Borrower so elects to assert such claim, in a separate proceeding against the Lender and not as a part of any proceeding or as a defense to any claim initiated by the Lender to enforce any of the Lender’s rights under this Agreement or any of the Related Agreements.

(g)        Disbursing Agent. The Borrowers hereby appoint Spa Products Import & Distribution Co., LLC. as the “Disbursing Agent” to the Borrowers as it is in the best interest and convenience of the Borrowers that all Advances made by Lender pursuant to this Agreement be made only to the Disbursing Agent rather than to each of the Borrowers individually. Accordingly, the Disbursing Agent shall be the sole entity entitled to receive the funds advanced by Lender under this Agreement and the Disbursing Agent shall make disbursements to the Borrowers as reasonably requested by each Borrower to conduct its respective business. Moreover, the Disbursing Agent and each Borrower agree that the Collection Amount shall be collected from one or more Collection Accounts, which may be titled in the name of the Disbursing Agent and/or in the name of the other Borrowers. All of the proceeds received by Lender will be credited by Lender to the Disbursing Agent’s account and the Disbursing Agent shall have the sole authority to further credit any such collections to each Borrower, individually. Each Borrower hereby irrevocably waives any claim it may have against Lender and hereby indemnifies and holds Lender harmless from and against all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Borrower may have against Lender which may arise as a result of Advances being made by Lender solely to the Disbursing Agent and/or collections being credited by Lender solely the Disbursing Agent’s account with Lender.

(h)        Successors and Assigns. This Agreement binds and benefits each party and its successors, heirs and assigns, as applicable; provided, however, that the Borrower may not assign this Agreement or any of its rights or obligations hereunder without obtaining the prior written consent of the Lender.

(i)         Severability; Section Headings. Wherever possible, each provision of this Agreement and each Related Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any Related Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement of such Related Agreement, as the case may be. Section headings herein and any Related Agreements are for convenience only and are not controlling.

Page 9 of 10	Borrower’s initials:

(j)         Counterparts; Fax Signatures. This Agreement and any Related Agreements may be executed in any number of counterparts (whether facsimile or original), each of which shall be deemed an original as to the party whose signature appears thereon and all of which together shall constitute one and the same instrument. An executed facsimile of this Agreement or any Related Agreement shall be deemed a valid and binding agreement between the parties hereto or thereto.

Signature Page Follows

Page 10 of 10	Borrower’s initials:

IN WITNESS WHEREOF, the undersigned have entered into this Agreement by their duly authorized representatives as of the date first written above.

CC FUNDING a division of
CREDIT CASH NJ, LLC

By:
Name: Dean Landis
Title: President

BORROWERS
XpresSpa JFK Terminal 1, LLC

By:
Title: President

XpresSpa S.F. International, LLC

By:
Title: President

XpresSpa at Term. 4 JFK, LLC

By:
Title: President

XpresSpa Pittsburgh A, LLC

By:
Title: President

XpresSpa Philadelphia Airport, LLC

By:
Title: President

Spa Products Import & Distribution Co., LLC

By:
Title: President

[SIGNATURE PAGE – ADVANCE AGREEMENT]

XpresSpa Las Vegas Airport, LLC

By:
Title: President

XpresSpa MSP Airport, LLC

By:
Title: President

XpresSpa LAX Airport, LLC

By:
Title: President

XpresSpa Salt Lake City, LLC

By:
Title: President

XpresSpa John Wayne Airport, LLC

By:
Title: President

XpresSpa Orlando, LLC

By:
Title: President

XpresSpa Washington Reagan, LLC

By:
Title: President

XpresSpa Houston Hobby, LLC

By:
Title: President

Notary page follows

[SIGNATURE PAGE – ADVANCE AGREEMENT]

STATE OF	)
)ss.:
COUNTY OF	)

On this _____ day of January 2020 before me personally appeared Doug Satzman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she is the President of each of XpresSpa JFK Terminal 1, LLC, XpresSpa S.F. International, LLC, XpresSpa at Term. 4 JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC, XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington Reagan, LLC, XpresSpa Houston Hobby, LLC, the New York limited liability companies herein described and that he/she executed the same in his/her capacity as a Manager of each of said limited liability companies, and that he/she signed the instrument by order of the unanimous consent of the members and managers of said limited liability companies.

[SIGNATURE PAGE – ADVANCE AGREEMENT]

ADVANCE SCHEDULE

No. 01

XpresSpa JFK Terminal 1, LLC
XpresSpa S.F. International, LLC
XpresSpa at Term. 4 JFK, LLC
XpresSpa Pittsburgh A, LLC
XpresSpa Philadelphia Airport, LLC
Spa Products Import & Distribution Co., LLC
XpresSpa Las Vegas Airport, LLC
XpresSpa MSP Airport, LLC
XpresSpa LAX Airport, LLC
XpresSpa Salt Lake City, LLC
XpresSpa John Wayne Airport, LLC
XpresSpa Orlando, LLC
XpresSpa Washington Reagan, LLC
XpresSpa Houston Hobby

Funding Date: January ___, 2020

This Advance Schedule (the “Schedule”) is issued pursuant to and is subject to all terms and conditions of the Accounts Receivable Advance Agreement, dated as of January _____, 2020 (as amended from time to time in accordance with its terms, the “Master Agreement”), among CC FUNDING, a division of CREDIT CASH NJ LLC (the “Lender”) and XpresSpa JFK Terminal 1, LLC, XpresSpa S.F. International, LLC, XpresSpa at Term. 4 JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC, XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington Reagan, LLC, XpresSpa Houston Hobby, LLC, (individually and collectively, jointly and severally the “Borrower”) each of which is a New York limited liability company. Capitalized terms used and not defined in this Schedule have the meanings given to them in the Master Agreement.

The Borrower has requested that the Lender make an Advance to the Borrower, and the Lender is willing to make such Advance, in each case subject to the following terms and conditions:

1.	The Advance Amount is:	$1,000,000.00.

2.	The fee is:	$160,000.00.

3.	The Collection Amount is:	$1,160,000.00.

4.	The Fixed Daily Payment is:	$4,461.54.

5.	The Collection Date is 12 months from the funding date, estimated to be on or about January ____, 2021

6.	The Collection Account Bank and Collection Account are as follows:

Bank name:	Signature Bank
111 Broadway
New York, NY 10006
Routing/ABA Number:	***
Account Name to credit:	***
Account Number to credit:	***

7.	The Borrower agrees to repay the Collection Amount (plus all Reimbursable Expenses) by remitting (or causing to be remitted) to the Lender, on or before the Collection Date, the Collection Amount, by authorizing Lender to retain the Fixed Daily Payment from the Collection Account as provided in the Master Agreement. If the Collection Amount is remitted to the Lender before the Collection Date, the Borrower shall not be entitled to any refund or other compensation. If the Collection Amount is not remitted to the Lender by the Collection Date, Borrower may be subject to extension fees as set forth in the Master Agreement.

8.	The Borrower grants to the Lender a security interest in the Collateral to secure the Borrower’s obligation to pay the Collection Amount (plus al Reimbursable Expenses and all other amounts due to Lender) and to secure all other existing and future obligations of the Borrower to the Lender.

9.	The Borrower understands and agrees that all Advances by Lender to Borrower under the Master Agreement, this Advance Schedule, and under any other Related Agreements constitute one loan, and all indebtedness and obligations of Borrower to Lender under the Master Agreement, this Advance Schedule and the Related Agreements, present and future, constitute one general obligation secured by the Collateral.

10.	The Borrower reaffirms all terms, conditions and agreements set forth in the Master Agreement and any Related Agreements and further represents and warrants to the Lender that all representations and warranties made by the Borrower in the Master Agreement and any Related Agreements entered into on or before the date hereof are true and correct on the date hereof as if made on the date hereof.

[Balance of This Page Intentionally Left Blank]

Page 2 of 2	Borrower’s initials:

This Schedule may be executed in counterparts. Each counterpart shall be deemed an original but all of which together shall constitute one and the same instrument. An executed facsimile of this Schedule shall be deemed to be a valid and binding agreement between the parties hereto.

IN WITNESS WHEREOF, the undersigned have entered into this Agreement by their duly authorized representatives as of the date first written above.

CC FUNDING a division of
CREDIT CASH NJ, LLC

By:
Name: Dean Landis
Title: President

BORROWERS
XpresSpa JFK Terminal 1, LLC

By:
Title: President

XpresSpa S.F. International, LLC

By:
Title: President

XpresSpa at Term. 4 JFK, LLC

By:
Title: President

XpresSpa Pittsburgh A, LLC

By:
Title: President

XpresSpa Philadelphia Airport, LLC

By:
Title: President

Spa Products Import & Distribution Co., LLC

By:
Title: President

Page 2 of 2	Borrower’s initials:

XpresSpa Las Vegas Airport, LLC

By:
Title: President

XpresSpa MSP Airport, LLC

By:
Title: President

XpresSpa LAX Airport, LLC

By:
Title: President

XpresSpa Salt Lake City, LLC

By:
Title: President

XpresSpa John Wayne Airport, LLC

By:
Title: President

XpresSpa Orlando, LLC

By:
Title: President

XpresSpa JFK Terminal 8, LLC

By:
Title: President

XpresSpa Washington Reagan, LLC

By:
Title: President

XpresSpa Houston Hobby, LLC

By:
Title: President

[Notary page follows]

Page 2 of 2	Borrower’s initials:

STATE OF	)
)ss.:
COUNTY OF	)

On this _____ day of January, 2020 before me personally appeared Doug Satzman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she is the President of each of the following New York limited liability companies: XpresSpa JFK Terminal 1, LLC, XpresSpa S.F. International, LLC, XpresSpa at Term. 4 JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC, XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington Reagan, LLC, XpresSpa Houston Hobby, LLC, herein described and that he/she executed the same in his/her capacity as a Manager of each of said limited liability companies, and that he/she signed the instrument by order of the unanimous consent of the members and managers of said limited liability companies.

NOTARY PUBLIC

Page 2 of 2	Borrower’s initials:

Written Consent
Of The Members And Managers Of
JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa
Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa
MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC,
XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington
Reagan, LLC, XpresSpa Houston Hobby, LLC

The undersigned, XpresSpa Group, Inc. being the Sole Manager and Member and ultimate parent of XpresSpa Holdings, LLC (“Holdings”), a New York limited liability company, and Holdings being the sole Manager and sole Member of each of XpresSpa JFK Terminal 1, LLC, XpresSpa S.F. International, LLC, XpresSpa at Term. 4 JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC, XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington Reagan, LLC, XpresSpa Houston Hobby, LLC, (individually and collectively, jointly and severally the “Company”) each a New York limited liability company, the undersigned hereby consent to the adoption of the following resolutions made respectively by each Company authorizing the actions therein set forth:

RESOLVED, that the Company be, and it hereby is, authorized and directed to execute and deliver and perform the terms and conditions set forth in a certain Accounts Receivables Advance Agreement by and between the Company and CREDIT CASH NJ LLC (“Credit Cash”) (the “Financing Agreement”) and certain other documents related thereto; and be it further

RESOLVED, that the Company be, and it hereby is, authorized and directed to grant a first priority lien and security interest in certain of the Company’s assets in favor of Credit Cash to secure the obligations of the Company under the Financing Agreement and certain documents related thereto, pursuant to the terms and conditions set forth in the Financing Agreement; and be it further

RESOLVED, that the Company be, and it hereby is, authorized and directed to execute, and deliver and perform in accordance with the terms of the Financing Agreement; and be it further

RESOLVED, that any officer or managers of the Company, be, and they hereby are, authorized to do and perform (or cause to be done and performed), in the name and on behalf of the Company, all such acts and things and to make, execute and deliver (or cause to be made, executed and delivered), all such agreements, documents and instruments, and to pay, or cause to be paid, all such payments, as may be necessary or desirable and proper to carry out the intent of the foregoing resolutions, the necessity or desirability and propriety thereof being conclusively evidenced by the taking of such action or the execution and delivery of any such documents, instruments or agreements; and be it further

This consent may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed one and the same document.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this consent as of January___, 2020.

Percentage Ownership:	XPRESSPA HOLDINGS, LLC, as Manager
100% of each Company	each of the above companies by XpresSpa
Group, its sole Member and Manager

By:
Name
Title:

By:
Name:
Title:

SIGNATURE AUTHORIZATION

January __, 2020

Each person whose specimen signature appears below is hereby authorized and empowered to transact any and all business with CREDIT CASH NJ, LLC, which each of the undersigned XpresSpa JFK Terminal 1, LLC, XpresSpa S.F. International, LLC, XpresSpa at Term. 4 JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC, XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington Reagan, LLC, XpresSpa Houston Hobby, LLC, could in any way transact, and is further authorized to execute, acknowledge and/or deliver on behalf of_________________(the “Company”) in the name of the undersigned any and all assignments, documents, instruments and agreements which he/she may deem necessary or convenient in the transaction of such business of the Company

Signatures and Titles are as follows:

Name (Print or Typewrite)	Title	Specimen of Signature

By:
Title:

GUARANTY

1.                  CREDIT CASH NJ, LLC (“Lender”) has entered into a Credit Card Receivables Advance Agreement (“Loan Agreement”) dated as of January ___, 2020 with XpresSpa JFK Terminal 1, LLC, XpresSpa S.F. International, LLC, XpresSpa at Term. 4 JFK, LLC, XpresSpa Pittsburgh A, LLC, XpresSpa Philadelphia Airport, LLC, Spa Products Import & Distribution Co., LLC, XpresSpa Las Vegas Airport, LLC, XpresSpa MSP Airport, LLC, XpresSpa LAX Airport, LLC, XpresSpa Salt Lake City, LLC, XpresSpa John Wayne Airport, LLC, XpresSpa Orlando, LLC, XpresSpa Washington Reagan, LLC, XpresSpa Houston Hobby, LLC (individually and collectively, jointly and severally the “Borrower”), and in consideration of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby duly acknowledged, the undersigned jointly and severally unconditionally guaranty to Lender, its successors and assigns, Borrower’s full and prompt payment, performance and discharge of each and every obligation of Borrower under said Loan Agreement and under all instruments given or executed by Borrower in connection therewith, and the full and prompt payment of all other obligations of Borrower to Lender, wherever and however arising, direct or indirect, absolute or contingent, all whether presently existing or hereafter arising, including, without limitation, all costs of collection, including attorney’s fees. The liability of the undersigned under this Guaranty shall be direct, immediate, absolute, continuing, unconditional and unlimited and not conditional or contingent upon the pursuit by the Lender of whatever remedies it may have against the Borrower or the Borrower’s successors, executors, administrators or assigns, or the collateral or liens it may possess, and this Guaranty shall be a continuing guaranty of the payment of any and all obligations to Lender either made, endorsed or contracted by the Borrower, or any successor of the Borrower and of all extensions or renewals thereof in whole or in part.

2.                  Notice of acceptance hereof, of default by Borrower or any other parties, of presentment, protest and demand, and of all other matters to which the undersigned might otherwise be entitled, is hereby waived by the undersigned. Lender may grant extensions, modifications and renewals to, and make compromises, amendments, settlements, compositions, releases, discharges and adjustments with, Borrower and other parties, and with respect to any collateral securing Borrower’s obligations to Lender or collateral securing this Guaranty without notice to any of the undersigned and without affecting the undersigned’s liability hereunder. The undersigned’s obligations hereunder shall be binding upon their respective administrators, executors, personal representatives, successors and assigns.

3.                  The undersigned guarantor agrees to furnish to Lender, as soon as available, signed copies of guarantor’s federal, state and, if applicable, local, tax returns, together with all supporting documentation and worksheets, and such other information (financial and otherwise) as Lender may from time to time reasonably request.

4.                  The undersigned guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, Credit Cash's reasonable attorney's fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually.

5.       This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of New York and all actions and proceedings arising out of or in connection herewith shall be litigated in the federal or state courts of such State. The undersigned hereby submit to the personal jurisdiction of such courts.

EACH OF THE UNDERSIGNED WAIVES THE RIGHT TO TRIAL BY JURY IN ALL ACTIONS BROUGHT BY OR AGAINST LENDER.

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand as of this_______  day of January, 2020.

WITNESS:	XPRESSPA HOLDINGS, LLC D/B/A
XPRESSPA

By:
Name:
Title: